UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2021
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On October 29, 2021, VICI Properties Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the close of business on September 21, 2021, the record date for the Special Meeting, there were 628,944,887 shares of common stock, $0.01 par value per share, of the Company (“common stock”) outstanding and entitled to vote. A total of 566,741,349 shares of common stock were voted virtually or by proxy, representing 90.1% of the shares of common stock outstanding and entitled to vote, which constituted a quorum to conduct business at the Special Meeting. The following are the final voting results with respect to the proposals considered and voted upon at the Special Meeting, each of which is described in the Company’s definitive proxy statement/information statement/prospectus filed with the Securities and Exchange Commission on September 23, 2021.
Proposal 1: VICI Stock Issuance Proposal
At the Special Meeting, the Company’s stockholders voted to approve the issuance of common stock in connection with the transactions contemplated by the Master Transaction Agreement, dated as of August 4, 2021, by and among MGM Growth Properties LLC, MGM Growth Properties Operating Partnership LP, the Company, Venus Sub LLC, VICI Properties L.P., VICI Properties OP LLC, and MGM Resorts International (the “VICI Stock Issuance Proposal”). The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
566,305,238	160,397	275,714	0
Proposal 2: VICI Adjournment Proposal
At the Special Meeting, the Company’s stockholders voted to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the VICI Stock Issuance Proposal if there are insufficient votes at the time of such adjournment to approve such proposal. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
547,642,179	18,714,871	384,299	0

Item 7.01.	Regulation FD Disclosure.
On October 29, 2021, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Press release, dated October 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: October 29, 2021	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary